EXHIBIT 10.3


                                               CONFORMED COPY






                         FOODBRANDS AMERICA, INC.
                       $320,000,000 Credit Agreement
                                dated as of

                             December 11, 1995


                             Pledge Agreement







          PLEDGE AGREEMENT dated as of December 11, 1995, among FOODBRANDS AMERICA, INC., a Delaware corporation (the "Borrower"), each of the subsidiaries of the Borrower listed on the signature pages hereof (individually, a "Subsidiary Pledgor" and, collectively, the "Subsidiary Pledgors"; the Subsidiary Pledgors, together with the Borrower, are referred to individually as a "Pledgor" and collectively as the "Pledgors") and CHEMICAL BANK, a New York banking corporation ("Chemical Bank"), as collateral agent (the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).

          Reference is made to the Credit Agreement dated as of December 11, 1995 (as amended or modified from time to time, the "Credit Agreement"), among the Borrower, the financial institutions party thereto, as lenders (the "Lenders"), Chemical Bank, as syndication agent, documentation agent and administrative agent (in such capacity, the "Administrative Agent") for the Lenders and as issuing lender (in such capacity, the "Issuing Lender"), and Citibank, N.A., as managing agent.

          The Lenders have agreed to make Loans to the Borrower, and the Issuing Lender has agreed to issue Letters of Credit for the account of the Borrower pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Each of the Subsidiary Pledgors has agreed to guarantee, among other things, all the obligations of the Borrower under the Credit Agreement. The obligations of the Lenders to make Loans and of the Issuing Lender to issue Letters of Credit are conditioned upon, among other things, the execution and delivery by the Pledgors of a pledge agreement in the form hereof to secure (a) the due and punctual payment of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more date set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Pledgors to the Secured Parties under the Credit Agreement and the other Loan Documents and (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Pledgors under or pursuant to the Credit Agreement and the other Loan Documents (all the obligations referred to in this clause (b) and in the preceding clause (a) being collectively called the "Obligations"). Capitalized terms used herein and not defined herein shall have meanings assigned to such terms in the Credit Agreement and the other Loan Documents.

          Accordingly, each Pledgor and the Collateral Agent, on behalf of itself and each Secured Party (and each of their respective successors or assigns), agree as follows:

          SECTION 1. Pledge. As security for the payment and performance in full of the Obligations, each Pledgor transfers, grants, bargains, sells, conveys, hypothecates, pledges, sets over and delivers unto the Collateral Agent, and grants to the Collateral Agent for the benefit of the Secured Parties a security interest in:

          (a) the shares of capital stock listed below the name of such Pledgor on Schedule I, any shares of stock obtained in the future by such Pledgor, the certificates representing all such shares and interests and all options and warrants for the purchase of capital stock (the "Pledged Stock"),

          (b) the general and limited partnership interests and other rights in KPR Holdings, L.P., including without limitation all interests in the profits and losses of KPR Holdings, L.P. and the right, as a general or limited partner, to receive distributions of KPR Holdings, L.P. s assets, whether arising under the terms of the Limited Partnership Agreement of KPR Holdings, L.P. at law or in equity or otherwise, and any right, title or interest in KPR Holdings, L.P. or any other limited partnership or general partnership obtained in the future by such Pledgor, the certificates, if any, representing all such rights and interests and all options and warrants for the purchase of general or limited partnership interests (the "Pledged Partnership Interests"),

          (c) the membership interests in Doskocil Food
     Service Company, L.L.C. ("DFSC") listed below the name of such Pledgor on Schedule I and any membership interests in DFSC or any other Subsidiary obtained in the future by such Pledgor and the certificates representing all such interests, if any, all of such Pledgor s right, title and interest in, to and under its respective percentage interest, shares or units as a member including, without limitation, such Pledgor s interest in (or allocation of) the profits, losses, income, gains, deductions, credits or similar items of DFSC s cash and other property, and all warrants and options for the purchase of membership interests, percentage interests, shares or units of DFSC or any other limited liability company, whether arising under the terms of the Articles of Organization of Doskocil
     Foodservice Company, L.L.C. or any of the other organizational documents (such documents being hereinafter collectively referred to as the "Operating
     Agreements") of DFSC or any other limited liability company, at law, in equity or otherwise (collectively, the "Pledged Membership Interests"),

          (d) the promissory notes listed on Schedule I hereto and any promissory notes issued in the future to such Pledgor,

          (e) all other property that may be delivered to and held by the Collateral Agent pursuant to the terms hereof,

          (f) subject to Section 5, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed, in respect of, in exchange for or upon the conversion of the securities referred to in clauses (a), (b), (c), (d) and (e) above,

          (g) subject to Section 5, all rights and privileges of such Pledgor with respect to the securities and other property referred to in clauses
     (a), (b), (c), (d), (e) and (f) above and

          (h) all proceeds of any of the foregoing;
 provided, however that the inerest of any Pledgor in IMI shall not be subject to the pledge created hereby. The items referred to in clauses (a) through (h) above, excluding any interest in IMI, are collectively referred to herein as the "Collateral".

Upon delivery to the Collateral Agent, (a) any stock certificates, certificates of limited or general partnership interest, certificates of membership interest, percentage interest, shares or units, other certificates, notes or other securities now or hereafter included in the Collateral (collectively, the "Pledged Securities") shall be accompanied by stock powers duly executed in blank or other instruments of transfer satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request and (b) all other property comprising part of the Collateral shall be accompanied by proper instruments of assignment duly executed by the applicable Pledgor and such other instruments or documents as the Collateral Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities theretofore and then being pledged hereunder, which schedule shall be attached hereto as Schedule I and made a part hereof. Each schedule so delivered shall supersede any prior schedules so delivered.

          TO HAVE AND TO HOLD the Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

          SECTION 2. Delivery of the Collateral; Intercompany Obligations. (a) Each Pledgor agrees promptly to deliver or cause to be delivered to the Collateral Agent any and all Pledged Securities, and any and all certificates or other instruments or documents representing the Collateral.

          (b) Each Pledgor will cause (i) any Indebtedness for borrowed money in excess of $100,000 owed to such Pledgor by any person (other than any such Indebtedness owed to the Borrower by a Subsidiary Guarantor or owed to any Subsidiary Guarantor by the Borrower or any other Subsidiary Guarantor) and (ii) all Indebtedness for borrowed money owed to any Pledgor (other than any such Indebtedness specified in the parenthetical in clause
(i) of this Section 2(b)) to the extent that the aggregate amount of such Indebtedness that is not evidenced by promissory notes exceeds $1,000,000, to be evidenced by a duly executed promissory note or notes pledged and delivered to the Collateral Agent pursuant to the terms hereof.

          SECTION 3.  Representations, Warranties and Covenants.
Each Pledgor represents, warrants and covenants, as to itself and the Collateral pledged by it hereunder, to and with the Collateral Agent that:

          (a) the Pledged Stock represents that percentage as set forth on Schedule I of the issued and outstanding shares of each class of the capital stock of the issuer with respect thereto, the Pledged Partnership Interests represent that percentage as set forth on Schedule I of the total equity of KPR Holdings, L.P., and the Pledged Membership Interests represent that percentage as set forth on Schedule I of the total equity of DFSC;

          (b) except for the security interest granted hereunder, each Pledgor (i) is and will at all times continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule I to be owned by such Pledgor, (ii) holds the same free and clear of all Liens, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Collateral, other than pursuant hereto, and
     (iv) subject to Section 5, will cause any and all Collateral, to the extent certificated, whether for value paid by any Pledgor or otherwise, to be forthwith deposited with the Collateral Agent and pledged or assigned hereunder;

          (c) each Pledgor (i) has the power and authority to pledge the Collateral in the manner done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens (other than the Lien created by this Agreement), however arising, of all persons whomsoever;

          (d)  no consent or approval of any Governmental
     Authority or any securities exchange was or is necessary for the validity of the pledge effected hereby;

          (e) by virtue of the execution and delivery by the Pledgors of this Agreement, when the Pledged Securities, certificates, instruments or other documents representing or evidencing the Collateral are delivered to the Collateral Agent in accordance with this Agreement, or, in the case of Collateral constituting uncertificated securities, when the steps required by Articles 8 and 9 of the UCC have been taken to perfect the Collateral Agent's Security Interest therein, the Collateral Agent will obtain a valid and perfected first lien upon and security interest in such Pledged Securities as security for the payment and performance of the Obligations;

          (f) the pledge effected hereby is effective to vest in the Collateral Agent, on behalf of the Secured
     Parties, the rights of the Collateral Agent in the Collateral as set forth herein;

          (g) there are no restrictions upon the voting rights associated with, or upon the transfer of, any of the Pledged
     Securities; and

          (h) this Agreement does not violate (1) the Operating Agreements of DFSC or any other limited liability company the interests in which are pledged hereby, (2) the Partnership Agreement or any of the other organizational documents of KPR Holdings, L.P. or any other partnership the interests in which are pledged hereby, (3) any indenture, mortgage, bank loan or credit agreement to which such Pledgor, KPR Holdings, L.P. or DFSC is a party or by which any of their respective properties or assets are bound.

          SECTION 4.  Registration in Nominee Name,
Denominations. The Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the applicable Pledgor, endorsed or assigned in blank or in favor of the Collateral Agent. The applicable Pledgor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Pledgor. The Collateral Agent shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

          SECTION 5.  Voting Rights; Dividends and Interest; etc.
(a) Unless and until an Event of Default shall have occurred and be continuing:

          (i)  The Pledgors shall continue to be
     stockholders in the issuers of the Pledged Stock, limited and general partners in KPR Holdings, L.P. and members and managers of DFSC, as the case may be, and shall be entitled to exercise any and all voting and/or other consensual, partnership, managerial and membership rights and powers accruing to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents; provided, however, that such action would not materially and adversely affect the rights inuring to a holder of the Pledged Securities or the rights and remedies of any of the Secured Parties under this Agreement or the Credit Agreement or any other Loan Document or the ability of the Secured Parties to exercise the same.

          (ii)  The Collateral Agent shall execute and
     deliver to each Pledgor, or cause to be executed and delivered to such Pledgor, all such proxies, powers of attorney and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and/or other consensual, partnership, managerial and membership rights and powers it is entitled to exercise pursuant to subparagraph (i) above and to receive the cash dividends, distributions, interest and principal it is entitled to receive pursuant to subparagraph (iii) below.

          (iii) Each Pledgor shall be entitled to receive and retain any and all cash dividends, distributions, interest and principal paid on the Pledged Securities to the extent and only to the extent that such cash dividends, interest and principal are permitted by, and otherwise paid in accordance with, the terms and conditions of the Credit Agreement, the other Loan
     Documents and applicable laws.   Other than pursuant to
     the first sentence of this subparagraph, all noncash dividends, distributions, interest and principal, and all dividends, distributions, interest and principal paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, return of capital, capital surplus or paid-in surplus, and all other distributions made on or in respect of the Pledged Securities, whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock or interests of the issuer of any Pledged Securities (or applicable partnership or limited liability company) or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer, partnership or limited liability company may be a party or otherwise, shall be and become part of the Collateral, and, if received by a Pledgor, shall not be commingled by such Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement).

          (b) Upon the occurrence and during the continuance of an Event of Default, all rights of each Pledgor to dividends, distributions, interest and principal that such Pledgor is authorized to receive pursuant to paragraph (a)(iii) above shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividend, distribution, interest and principal payments. All dividends, distributions, interest and principal received by any Pledgor contrary to the provisions of this Section 5 shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Pledgor and shall be forthwith delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in a non-interest-bearing account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 7. After all Events of Default have been cured or waived, the Collateral Agent shall, within five Business Days after all such Events of Default have been cured or waived, repay to the Pledgors all cash dividends, distributions, interest or principal that such Pledgors would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) above and which remain in such account.

          (c) Upon the occurrence and during the continuance of an Event of Default, at the Collateral Agent's option and following written notice from the Collateral Agent to the Pledgors (such written notice to be effective immediately upon the giving thereof as provided below), all rights of the Pledgors to exercise the voting, consensual, partnership, managerial and membership rights and powers they are entitled to exercise pursuant to paragraph (a)(i) of this Section 5, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 5, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting, consensual, partnership, managerial and membership rights and powers, including, without limitation, the right to act by shareholder, partner, member or other interestholder consent. Such authorization shall constitute an irrevocable voting proxy from each Pledgor to the Collateral Agent or, at the Collateral Agent's option, to the Collateral Agent's nominee.

          SECTION 6. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have, in addition to any other rights given under this Pledge Agreement or by law, all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code as in effect in the State of New York. After the occurrence and during the continuance of an Event of Default and following written notice to the applicable Pledgor or Pledgors, the Collateral Agent (personally or through an agent) is hereby authorized and empowered to transfer and register in its name or in the name of its nominee the whole or any part of the Collateral, to exercise all voting rights with respect thereto, to collect and receive all cash dividends and other distributions made thereon, and to otherwise act with respect to the Collateral as though the Collateral Agent were the outright owner thereof (and the sole member and manager of DFSC, in the case of the Pledged Membership Interests), the Pledgors hereby irrevocably constituting and appointing the Collateral Agent as the proxy and attorney-in-fact of the Pledgors, with full power of substitution to do so, such proxy becoming effective upon the occurrence and during the continuance of an Event of Default and following written notice thereof; provided, however, that the Collateral Agent shall have no duty to exercise any such right or to preserve the same and shall not be liable for any failure to do so or for any delay in doing so. In addition, upon the occurrence and during the continuance of an Event of Default, subject to applicable regulatory and legal requirements, the Collateral Agent may sell the Collateral, or any part thereof, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Pledgor, and each Pledgor waives all rights of redemption, stay, valuation and appraisal such Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Upon taking of possession of any Collateral hereunder, the Collateral Agent shall deal with such Collateral in the same manner as it deals with similar property for its own account.

          Unless any of the Collateral threatens to decline speedily in value or is or becomes of a type sold on a recognized market, the Collateral Agent shall give the Pledgors reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or other intended disposition is to be made. Any sale of the Collateral conducted in conformity with reasonable commercial practices of banks, commercial finance companies, insurance companies or other financial institutions disposing of property similar to the Collateral shall be deemed to be commercially reasonable. Notwithstanding any provision to the contrary contained herein, the Pledgors agree that any requirements of reasonable notice shall be met if such notice is received by the applicable Pledgors as provided below at least ten (10) days before the time of the sale or disposition; provided, however, that the Collateral Agent may give any shorter notice that is commercially reasonable under the circumstances. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid in full by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public sale made pursuant to this Section 6, any Secured Party may bid for or purchase, free from any right of redemption, stay or appraisal on the part of any Pledgor (all said rights being also waived and released), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to it from any Pledgor as a credit against the purchase price, and it may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Pledgor therefor. For purposes hereof, (a) a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof, (b) the Collateral Agent shall be free to carry out such sale pursuant to such agreement and (c) no Pledgor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose upon the Collateral and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this
Section 6 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-504(3) of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions.

          In addition to the foregoing rights, each Pledgor of Pledged Partnership Interests consents and agrees to vote in favor of the admission as a partner in the applicable partnership of any purchaser of the Pledged Partnership Interests (upon the written request of such purchaser delivered to such Pledgor in accordance with the terms hereof) pursuant to this Section 6, and agrees that such purchaser shall be a transferee of all of such Pledgor's right, title and interest in the Pledge Partnership Interests, including, without limitation, any voting or other control rights.

          SECTION 7.  Application of Proceeds of Sale.  The
proceeds of any sale of Collateral pursuant to Section 6, as well as any Collateral consisting of cash, shall be applied by the Collateral Agent as follows:

          FIRST, to the payment of all costs and expenses incurred by the Collateral Agent in connection with such sale or otherwise in connection with this Agreement, any other Loan Document or any of the Obligations, including all court costs and the reasonable fees, other charges and disbursements of its agents and legal counsel, the repayment of all advances made by the Collateral Agent hereunder or under any other Loan Document on behalf of any of the Pledgors and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or thereunder;

          SECOND, to the payment in full of the Obligations owed to the Lenders and the Issuing Lender in respect of the Loans made by them and outstanding and the amounts owing in respect of any LC Disbursement, pro rata as among the Lenders, and the Issuing Lender in accordance with the amount of such Obligations owed to them;

          THIRD, to the payment and discharge in full of the Obligations (other than those referred to above) pro rata as among the Secured Parties in accordance with the amount of such Obligations owed to them and to provide cash collateral for the undrawn amount of all Letters of Credit then outstanding; and

          FOURTH, to the Pledgors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

          The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt by the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

          SECTION 8.  Reimbursement of Collateral Agent.
(a) The Pledgors jointly and severally agree to pay upon demand to the Collateral Agent the amount of any and all reasonable and documented expenses, including the reasonable fees, other charges and disbursements of its counsel and of any experts or agents, that the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Securities, (iii) the exercise or enforcement of any of the rights of the Collateral Agent hereunder or (iv) the failure by any Pledgor to perform or observe any of the provisions hereof.

          (b) Without limitation of their indemnification obligations under the other Loan Documents, but in any event subject to the limits set forth in Section 10.05 of the Credit Agreement, the Pledgors jointly and severally agree to indemnify the Collateral Agent and the Indemnitees against, and hold each of them harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable and documented counsel fees and expenses, incurred by or asserted against any of them arising out of, in any way connected with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating hereto or to the Collateral, whether or not any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses have resulted from the gross negligence or wilful misconduct of such Indemnitee.

          (c) Any amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 8 shall remain operative and in full force and effect regardless of the termination of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 8 shall be payable on written demand therefor and shall bear interest at the Default Rate (as defined in the Credit Agreement).

          SECTION 9. Collateral Agent Appointed Attorney-in-Fact. Each Pledgor appoints the Collateral Agent the attorney-in-fact of such Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Collateral Agent's name or in the name of any Pledgor, to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due and under and by virtue of any Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to such Pledgor representing any interest or dividend or other distribution payable in respect of the Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, to sell, assign, endorse, pledge, transfer and to make any agreement respecting, or otherwise deal with, the same, and to exercise all rights of a shareholder, partner, member and manager (in each case upon election of the Collateral Agent) such as all voting, consent, managerial and other member and partnership rights, and to arrange for the transfer of all or any part of the Pledged Collateral on the books of the applicable issuer, partnership or limited liability company to the name of the Collateral Agent or the Collateral Agent's nominee; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Pledgor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

          SECTION 10. Waivers, Amendment. (a) No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the other Secured Parties under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise
have.   No waiver of any provisions of this Agreement or consent
to any departure by any Pledgor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Pledgor in any case shall entitle such Pledgor to any other or further notice or demand in similar or other circumstances.

          (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Pledgors and the Collateral Agent, with the prior written consent of the Required Lenders.

          SECTION 11. Securities Act, etc. In view of the position of the Pledgors in relation to the Pledged Securities, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the "Federal Securities Laws") with respect to any disposition of the Pledged Securities permitted hereunder. The Pledgors understand that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Securities, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Securities could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Securities under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. The Pledgors recognize that in light of the foregoing restrictions and limitations the Collateral Agent may, with respect to any sale of the Pledged Securities, limit the purchasers to those who will agree, among others things, to acquire such Pledged Securities for their own account, for investment, and not with a view to the distribution or resale thereof. The Pledgors acknowledge and agree that in light of the foregoing restrictions and limitations, the Collateral Agent, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Securities or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. The Pledgors acknowledge and agree that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this
Section 11 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

          SECTION 12. Registration, etc. Each Pledgor agrees that, upon the occurrence and during the continuance of an Event of Default hereunder, if for any reason the Collateral Agent desires to sell any of the Pledged Securities at a public sale, it will, at any time and from time to time, upon the written request of the Collateral Agent, use its best efforts to take or to cause the issuer of such Pledged Securities (or the applicable partnership or limited liability company) to take such action and prepare, distribute and/or file such documents, as are required or advisable in the reasonable opinion of counsel for the Collateral Agent to permit the public sale of such Pledged Securities. Each Pledgor further agrees to indemnify, defend and hold harmless the Collateral Agent, each other Secured Party, any underwriter and their respective officers, directors, affiliates and controlling persons from and against all loss, liability, expenses, costs of counsel (including, without limitation, reasonable and documented fees and expenses to the Collateral Agent of legal counsel), and claims (including the costs of investigation) that they may incur insofar as such loss, liability, expense or claim arises out of or is based upon any alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular, or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading, except insofar as the same may have been caused by any untrue statement or omission based upon information furnished in writing to any Pledgor or the issuer of such Pledged Securities by the Collateral Agent or any other Secured Party expressly for use therein. Each Pledgor further agrees, upon such written request referred to above, to use its best efforts to qualify, file or register, or cause the issuer of such Pledged Securities to qualify, file or register, any of the Pledged Securities under the Blue Sky or other securities laws of such states as may be requested by the Collateral Agent and keep effective, or cause to be kept effective, all such qualifications, filings or registrations. The Pledgors will bear all costs and expenses of carrying out their obligations under this Section 12. The Pledgors acknowledge that there is no adequate remedy at law for failure by them to comply with the provisions of this Section 12 and that such failure would not be adequately compensable in damages, and therefore agree that their agreements contained in this Section 12 may be specifically enforced.

          SECTION 13. Security Interest Absolute. All rights of the Collateral Agent hereunder, the grant of a security interest in the Collateral and all obligations of the Pledgors hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document, any other agreement or instrument relating to any of the foregoing, (c) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guaranty, for all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Pledgor in respect of the Obligations or in respect of this Agreement (other than the indefeasible payment in full of all the Obligations).

          SECTION 14. Termination or Release. (a) This Agreement and the security interests granted hereby shall terminate when all the Obligations have been indefeasibly paid in full in cash and the Lenders have no further commitment to lend under the Credit Agreement, the LC Exposure and KPR LC Exposure have been reduced to zero and the Issuing Lender has no further obligation to issue Letters of Credit under the Credit Agreement.

          (b) In connection with any termination or release pursuant to paragraph (a), the Collateral Agent shall execute and deliver to such Pledgor, at such Pledgor's expense, all documents that such Pledgor shall reasonably request to evidence such termination or release and shall return any and all Collateral in the Collateral Agent's possession. Any execution and delivery of documents pursuant to this Section 14 shall be without recourse to or warranty by the Collateral Agent.

          SECTION 15. Notices. All communications and notices hereunder shall be in writing and given as provided in Section
10.01 of the Credit Agreement.

          SECTION 16. Further Assurances. Each Pledgor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Collateral Agent may at any time reasonably request in connection with the administration and enforcement of this Agreement or with respect to the Collateral or any part thereof or in order better to assure and confirm unto the Collateral Agent its rights and remedies hereunder.

          SECTION 17. Binding Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Pledgors that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns. This Agreement shall become effective as to any Pledgor when a counterpart hereof executed on behalf of such Pledgor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Pledgor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Pledgors, the Collateral Agent and the other Secured Parties, and their respective successors and assigns, except that no Pledgor shall have the right to assign its rights or obligations hereunder or any interest herein or in the Collateral (and any such attempted assignment shall be void), except as expressly contemplated by this Agreement or the other Loan Documents. It shall not be a condition to the effectiveness of this Agreement against any Pledgor that any other Pledgor shall have executed this Agreement.

          SECTION 18.  Survival of Agreement; Severability.
(a) All covenants, agreements, representations and warranties made by the Pledgors herein and in the certificates or other instruments prepared, delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Collateral Agent and the other Secured Parties and shall survive the making by the Lenders of the Loans and the issuance of the Letters of Credit by the Issuing Lender, regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any other fee or amount payable under any this Agreement or any other Loan Document is outstanding and unpaid and as long as the Commitments have not been terminated.

          (b) If any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 19.  Governing Law.  THIS AGREEMENT SHALL BE
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE
STATE OF NEW YORK.

          SECTION 20. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective as provided in Section 17.

          SECTION 21.  Rules of Interpretation.  The rules of
interpretation specified in Section 1.02 of the Credit Agreement shall be applicable to this Agreement.

          SECTION 22. Jurisdiction; Consent to Service of Process. (a) Each Pledgor irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Pledgor or its properties in the courts of any jurisdiction.

          (b) Each Pledgor irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in
Section 15. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          SECTION 23. Waiver of Jury Trial. Each party hereto waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Agreement. Each party hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section.

          SECTION 24.  Additional Pledgors.  Pursuant to Section
6.10 of the Credit Agreement, certain Subsidiaries are required to enter into this Agreement as Pledgors within the applicable time period specified by the Credit Agreement. Upon execution and delivery, after the date hereof, by the Collateral Agent and a subsidiary of an instrument in the form of Annex 1, such subsidiary shall become a Subsidiary Pledgor hereunder with the same force and effect as if originally named as a Subsidiary Pledgor herein. The execution and delivery of any instrument adding an additional Pledgor as a party to this Agreement shall not require the consent of any Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Pledgor as a party to this Agreement.

          SECTION 25. Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Pledge Agreement as of the day and year first above written.

                              FOODBRANDS AMERICA, INC.


                              /S/      BRYANT P. BYNUM
                              Name:          Bryant P. Bynum
                              Title:         Vice President


                              RKR-GP, INC.


                              /S/      BRYANT P. BYNUM
                              Name:          Bryant P. Bynum
                              Title:         Vice President


                              CONTINENTAL DELI FOODS, INC.


                              /S/      BRYANT P. BYNUM
                              Name:          Bryant P. Bynum
                              Title:         Vice President


                              DOSKOCIL SPECIALTY BRANDS COMPANY


                              /S/      BRYANT P. BYNUM
                              Name:          Bryant P. Bynum
                              Title:         Vice President


                              PAFCO IMPORTING COMPANY, INC.,


                              /S/      BRYANT P. BYNUM
                              Name:          Bryant P. Bynum
                              Title:         Vice President


                              NATIONAL SERVICE CENTER, INC.,


                              /S/      BRYANT P. BYNUM
                              Name:          Bryant P. Bynum
                              Title:         Vice President


                              DOSKOCIL FOOD SERVICE COMPANY,
                              L.L.C.
                              by
                              CONTINENTAL DELI FOODS, INC.,
manager


                              /S/      BRYANT P. BYNUM
                              Name:          Bryant P. Bynum
                              Title:         Vice President


                              KPR HOLDINGS, L.P.
                                by
                              RKR-GP, INC., general partner


                              /S/      BRYANT P. BYNUM
                              Name:          Bryant P. Bynum
                              Title:         Vice President


                              WILSON CERTIFIED EXPRESS, INC.,


                              /S/      BRYANT P. BYNUM
                              Name:          Bryant P. Bynum
                              Title:         Vice President


                              FBAI INVESTMENTS CORPORATION,


                              /S/      BRYANT P. BYNUM
                              Name:          Bryant P. Bynum
                              Title:         Vice President


                              BRENNAN PACKING CO., INC.


                              /S/      BRYANT P. BYNUM
                              Name:          Bryant P. Bynum
                              Title:         Vice President


                              CHEMICAL BANK, as Collateral Agent,


                              /S/   EDWARD DEVINE
                              Name:   Edward Devine
                              Title:      Managing Director